UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2023, the Federal Home Loan Bank of Chicago (the “Bank”) sent a letter to its members to report selected preliminary unaudited financial results for the quarter ended June 30, 2023, the declaration of a dividend for the quarter ended June 30, 2023, and dividend guidance for the next two quarters. The full text of the member letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information being furnished pursuant to Items 2.02 and 9.01 on this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Report contains forward-looking statements which are based upon the Bank's current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance as to dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, legislative and regulatory developments that affect the Bank or its members, instability in the credit and debt markets, economic conditions including adverse employment trends, prolonged inflation, or recession, maintaining compliance with regulatory and statutory requirements (including relating to the Bank's dividend payments and retained earnings), any decrease in the Bank's levels of business which may negatively impact its results of operations or financial condition, the reliability of the Bank's projections, assumptions, and models on future financial performance and condition, the impact of geopolitical uncertainties or conflicts, changes in mortgage interest rates and prepayment speeds on mortgage assets, the Bank's ability to execute its business model and to pay future dividends (including enhanced dividends on activity stock), the Bank's ability to meet required conditions to repurchase or redeem excess capital stock from members, including maintaining compliance with its minimum regulatory capital requirements and determining its financial condition is sound enough to support such repurchases and redemptions, the Bank's ability to continue to offer the Reduced Capitalization Advance Program, the Bank's ability to implement product enhancements and new products, the impacts of changes to Federal Home Loan Bank membership requirements, capital requirements and guidance, and liquidity requirements and guidance by the Federal Housing Finance Agency, the loss of members through mergers and consolidations or other events, the Bank's ability to retain and recruit qualified personnel, the Bank's ability to protect the security of its information systems and manage any failures, interruptions, or breaches, uncertainties relating to the phase-out of the London Interbank Offered Rate (LIBOR), and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Report. The financial results discussed in this Report are preliminary and unaudited.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Member Letter dated July 27, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL )

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: July 27, 2023	By:	/s/ Virxhini Gjonzeneli
Virxhini Gjonzeneli
Executive Vice President and Chief Financial Officer